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                                                               EXHIBIT 10(X)(12)



                            RESTATEMENT AMENDMENT NO. 2
                                        TO
                               THE UPS SAVINGS PLAN
                          (Restated as of March 31, 1995)

     WHEREAS, United Parcel Service of America, Inc., (the "Employer") established the UPS Savings Plan (the "Plan") for the benefit of Eligible Employees in order that they might enjoy the advantages of having funds put aside on a tax deferred basis pursuant to Section 401(k) of the Internal Revenue Code to provide for their retirement; and

     WHEREAS, the Restated Plan was adopted effective as of March 31, 1995; and was amended by Restatement Amendment Number 1 effective July 31, 1995; and

     WHEREAS; it is desired to clarify that the availability of any hardship withdrawal is conditioned upon the existence of circumstances which are deemed to constitute an immediate and heavy financial need of the withdrawing Participant, within the meaning of Treasury Regulations, Section
1.40(k)-1(d)(2)(iv)(A);

     NOW THEREFORE, pursuant to the authority vested in the Employer by Section
9.1 of the Plan, the Plan is hereby amended as follows, effective July 31, 1995:

     1. Clauses (2) and (3) of Section 6.2(a) are revised to read as follows:

           (2) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);


           (3) The payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the employee, or the employee's spouse, children, or dependents; and

     IN WITNESS WHEREOF, United Parcel Service of America, Inc. has caused this Amendment No. 2 to the Restated Plan to be executed this 21st day of December, 1995.





ATTEST:                                   UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ Joseph R. Moderow                     /s/ Kent C. Nelson
___________________________________       ______________________________________
Secretary                                 Chairman